UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01528

Bruce Fund, Inc.

(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL	60606
(Address of principal executive offices)	(Zip code)

R. Jeffrey Bruce
Bruce & Co.
20 North Wacker Drive, Suite 2414
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:	312-236-9160

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2026

Item 1. Reports to Stockholders.

(a)

Bruce Fund

(BRUFX)

Annual Shareholder Report - June 30, 2026

Fund Overview

This annual shareholder report contains important information about Bruce Fund for the period of July 1, 2025 to June 30, 2026. You can find additional information about the Fund at https://www.thebrucefund.com/document-library. You can also request this information by contacting us at (800) 872-7823.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Bruce Fund	$64	0.56%

How did the Fund perform during the reporting period?

The Bruce Fund (the “Fund”) shares produced a gain of 27.69% for the year ended June 30, 2026, compared to a gain of 22.32% for the S&P 500 Index for the same period. Stock markets continued their rebound during the fiscal year, and the Fund gained as well.

The Fund’s large pharma stocks were gainers for the period, matching the broader averages. Electric utilities were up along with the overall market, benefiting from anticipated energy demands. The smaller and specialty pharma stocks were good performers, a few with large gains. Cash in the Fund declined to normal levels, despite the current level of stock market valuations at historical extremes.

Current fiscal policy has spurred activity but has not dealt with the excessive debt levels. Household and government sectors are still running unhealthy deficits. Extreme profit margins are reliant on fiscal policies and political opportunism and sometimes end in economic dislocation and policy upheaval.

We believe the markets have unlimited imagination and leverage to novel technologies, which can transform quickly. New technologies often bring extreme duplicative and unproductive investments. While we believe the world is overly leveraged and financially vulnerable, U.S. growth has been more durable, and we will attempt to continue to take advantage of opportunities as they present themselves.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	Bruce Fund	S&P 500® Index
Jun-2016	$10,000	$10,000
Jun-2017	$10,374	$11,790
Jun-2018	$10,789	$13,484
Jun-2019	$11,740	$14,889
Jun-2020	$12,088	$16,006
Jun-2021	$15,644	$22,536
Jun-2022	$14,900	$20,144
Jun-2023	$14,772	$24,091
Jun-2024	$15,262	$30,006
Jun-2025	$16,452	$34,556
Jun-2026	$21,008	$42,271

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
Bruce Fund	27.69%	6.07%	7.71%
S&P 500® Index	22.32%	13.41%	15.51%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (800) 872-7823.

Fund Statistics

Table Summary
Net Assets	$375,713,568
Number of Portfolio Holdings	43
Advisory Fee	$1,445,014
Portfolio Turnover	5%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Common Stocks	91.5%
Convertible Corporate Bonds	0.0%
Money Market Funds	4.6%
U.S. Government Bonds	3.9%

What did the Fund invest in?

Sector Weighting (% of net assets)

Health Care
26.7%
Utilities
19.9%
Financials
14.0%
Industrials
9.5%
Technology
7.2%
Materials
5.6%
Consumer Staples
5.4%
Money Market Funds
4.6%
U.S. Treasury Obligations
3.9%
Communications
2.9%
Energy
0.3%

Table Summary
Value	Value
Energy	0.3%
Communications	2.9%
U.S. Treasury Obligations	3.9%
Money Market Funds	4.6%
Consumer Staples	5.4%
Materials	5.6%
Technology	7.2%
Industrials	9.5%
Financials	14.0%
Utilities	19.9%
Health Care	26.7%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
AerCap Holdings N.V.	7.0%
Allstate Corp. (The)	6.9%
AbbVie, Inc.	6.7%
Merck & Co., Inc.	6.2%
NextEra Energy, Inc.	6.1%
U-Haul Holding Co., Class B	5.5%
Vicor Corp.	4.8%
Duke Energy Corp.	4.7%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class	4.6%
Xcel Energy, Inc.	3.8%

Material Fund Changes

No material changes occurred during the year ended June 30, 2026.

Bruce Fund -  (BRUFX)

Annual Shareholder Report - June 30, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.thebrucefund.com/document-library), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 063026-BRUFX

(b)	Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)        Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)        Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)        The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll-free number (800) 872-7823.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Bruce Fund
FY 2026	$40,000
FY 2025	$40,000

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2026	$0	$0
FY 2025	$0	$0

(c)	Tax Fees

Bruce Fund
FY 2026	$6,000
FY 2025	$6,000
Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund	Registrant	Adviser
FY 2026	$0	$0
FY 2025	$0	$0

(e)	(1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)           During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2026	$6,000	$0
FY 2025	$6,000	$0

(h)           Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)           Not applicable.

(j)           Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Bruce Fund, Inc.

Annual Financial Statements and
Additional Information
June 30, 2026

20 North Wacker Drive, Suite 2414
Chicago, Illinois 60606
Telephone: (312) 236-9160

Bruce Fund
Schedule of Investments
June 30, 2026

COMMON STOCKS — 91.4%	Shares	Fair Value
Communications — 2.9%
AT&T, Inc.	450,000	$9,315,000
Sirius XM Holdings, Inc.	55,784	1,647,859
		10,962,859
Consumer Staples — 5.4%
Archer-Daniels-Midland Co.	100,000	7,640,000
Bunge Global SA	70,000	7,471,100
Darling Ingredients, Inc.(a)	95,000	5,188,900
		20,300,000
Energy — 0.3%
Venture Global, Inc., Class A	100,000	1,113,000

Financials — 14.0%
AerCap Holdings N.V. (Ireland)	180,000	26,240,400
Allstate Corp. (The)	110,000	26,173,400
		52,413,800
Health Care — 26.8%
908 Devices, Inc.(a)	68,286	594,088
Abbott Laboratories	110,000	9,981,400
AbbVie, Inc.	100,000	25,163,999
Bausch Health Cos., Inc. (Canada)(a)	50,000	246,500
Beta Bionics, Inc.(a)	665,700	10,431,519
Caribou Biosciences, Inc.(a)	250,000	440,000
EDAP TMS SA - ADR (France)(a)	414,794	2,148,633
Eli Lilly & Co.	2,000	2,398,860
Fate Therapeutics, Inc.(a)	989,188	2,670,808
Kodiak Sciences, Inc.(a)	145,000	5,649,200
MannKind Corp.(a)	195,073	831,011
Merck & Co., Inc.	180,000	23,130,000
Personalis, Inc.(a)	233,000	3,122,200
Pfizer, Inc.	250,000	6,020,000
Supernus Pharmaceuticals, Inc.(a)	150,000	6,976,500
Viatris, Inc.	55,835	886,660
		100,691,378
Industrials — 9.5%
Insteel Industries, Inc.	343,423	10,371,375
U-Haul Holding Co.(a)	68,000	4,449,920
U-Haul Holding Co., Class B	360,000	20,772,000
		35,593,295
Materials — 5.6%
Apogee Enterprises, Inc.	50,000	2,287,000
Ashland, Inc.	15,000	988,350
Chemours Co. (The)	250,000	5,130,000
LyondellBasell Industries N.V., Class A	60,000	3,159,000
Newmont Corp.	100,000	9,340,000
		20,904,350
Technology — 7.2%
Apple, Inc.	30,000	8,680,800

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)
June 30, 2026

COMMON STOCKS — 91.4% - continued	Shares	Fair Value
Technology — 7.2% - continued
Vicor Corp.(a)	48,000	$18,229,440
		26,910,240
Utilities — 19.9%
Avista Corp.	200,000	8,182,000
CMS Energy Corp.	150,000	11,475,000
Duke Energy Corp.	140,000	17,721,200
NextEra Energy, Inc.	260,000	22,820,200
Xcel Energy, Inc.	180,000	14,454,000
		74,652,400
Total Common Stocks (Cost $157,189,090)		343,541,322

	Principal
U.S. GOVERNMENT BONDS — 3.9%	Amount
U.S. Treasury “Strips”, 0.00%, 2/15/2036	$20,000,000	13,281,662
U.S. Treasury “Strips”, 0.00%, 5/15/2053	5,000,000	1,314,696

Total U.S. Government Bonds (Cost $14,275,325)		14,596,358

CONVERTIBLE CORPORATE BONDS — 0.0%(f)
Health Care — 0.0%(f)
Acorda Therapeutics, Inc., 6.00%, 12/1/2024(b) (c) (d)	5,000,000	25,000
Total Convertible Corporate Bonds (Cost $1,219,358)		25,000

MONEY MARKET FUNDS - 4.6%	Shares
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 3.56%(e)	17,451,003	17,451,003
Total Money Market Funds (Cost $17,451,003)		17,451,003
Total Investments — 100.0% (Cost $190,134,776)		375,613,683
Other Assets in Excess of Liabilities — 0.0%(f)		99,885
NET ASSETS — 100.0%		$375,713,568

(a)	Non-income producing security.

(b)	Illiquid security. The total fair value of these securities as of June 30, 2026 was $25,000, representing 0.0% of net assets.

(c)	In default.

(d)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.

(e)	Rate disclosed is the seven day effective yield as of June 30, 2026.

(f)	Less than (0.05%).

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Assets and Liabilities
June 30, 2026

Assets
Investments in securities, at fair value (cost $190,134,776)	$375,613,683
Dividends and interest receivable	437,116
Receivable for fund shares sold	1,500
Prepaid expenses	20,738
Total Assets	376,073,037
Liabilities
Payable for fund shares redeemed	123,352
Accrued investment advisory fees	121,509
Payable to Administrator	33,860
Payable to trustees	16,000
Other accrued expenses	64,748
Total Liabilities	359,469
Net Assets	$375,713,568
Net Assets consist of
Capital stock (604,556 shares of $1 par value capital stock issued and outstanding)	604,556
Paid-in capital	172,845,304
Accumulated earnings	202,263,708
Net Assets	$375,713,568
Shares outstanding: 2,000,000 shares authorized	604,556
Net asset value, offering and redemption price per share	$621.47

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Operations
For the year ended June 30, 2026

Investment Income
Dividend income (net of foreign taxes withheld of $96,480)	$8,567,472
Interest income	640,142
Total investment income	9,207,614

Expenses
Investment advisory	1,445,014
Administration	211,500
Transfer agent	87,158
Fund accounting	80,501
Audit and tax preparation	40,000
Registration	37,706
Custodian	32,159
Printing	22,643
Postage	22,418
Director	16,000
Insurance	1,527
Net operating expenses	1,996,626
Net investment income	7,210,988

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	14,768,103
Change in unrealized appreciation (depreciation) on investment securities	64,950,488
Net realized and change in unrealized gain on investments	79,718,591
Net increase in net assets resulting from operations	$86,929,579

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	June 30, 2026	June 30, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$7,210,988	$9,297,490
Net realized gain on investment securities	14,768,103	12,714,894
Change in unrealized appreciation (depreciation) on investment securities	64,950,488	6,955,884
Net increase in net assets resulting from operations	86,929,579	28,968,268

Distributions to Shareholders from
Earnings	(20,965,568)	(17,721,482)
Total distributions	(20,965,568)	(17,721,482)

Capital Transactions
Proceeds from shares sold	1,831,229	3,462,776
Reinvestment of distributions	19,253,163	16,195,759
Amount paid for shares redeemed	(52,991,922)	(88,675,791)
Net decrease in net assets resulting from capital transactions	(31,907,530)	(69,017,256)
Total Increase (Decrease) in Net Assets	34,056,481	(57,770,470)

Net Assets
Beginning of year	341,657,087	399,427,557
End of year	$375,713,568	$341,657,087

Share Transactions
Shares sold	3,213	6,718
Shares issued in reinvestment of distributions	35,925	32,832
Shares redeemed	(94,383)	(171,076)
Net decrease in shares outstanding	(55,245)	(131,526)

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	For the Years Ended June 30,
	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of year	$517.82	$504.76	$520.65	$595.73	$684.45

Investment operations:
Net investment income	12.30	14.42	16.57	14.01	10.16
Net realized and unrealized gain (loss)	125.62	23.68	(0.01)	(17.34)	(36.91)
Total from investment operations	137.92	38.10	16.56	(3.33)	(26.75)

Less distributions to shareholders from:
Net investment income	(14.00)	(14.82)	(15.79)	(13.09)	(9.75)
Net realized gains	(20.27)	(10.22)	(16.66)	(58.66)	(52.22)
Total distributions	(34.27)	(25.04)	(32.45)	(71.75)	(61.97)

Net asset value, end of year	$621.47	$517.82	$504.76	$520.65	$595.73

Total Return(a)	27.69%	7.79%	3.32%	(0.86)%	(4.76)%

Ratios and Supplemental Data:
Net assets, end of year ($millions)	$375.71	$341.66	$399.43	$493.32	$527.84
Ratio of expenses to average net assets	0.56%	0.61%	0.69%	0.67%	0.66%
Ratio of net investment income to average net assets	2.03%	2.49%	2.99%	2.43%	1.49%
Portfolio turnover rate	5%	11%	8%	6%	6%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Notes to the Financial Statements
June 30, 2026

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce & Co., Inc. (the “Adviser”).

The Fund operates as a single operating segment. The President and Principal Executive Officer of the Fund acts as the Fund’s chief operating decision maker (“CODM”), as defined in generally accepted accounting principles in the United States of America (“GAAP”). The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM, using the information presented in the financial statements and financial highlights.

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation – The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with GAAP.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

As of and during the fiscal year ended June 30, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Management has reviewed the Fund tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in the relevant specific country or region.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends and distributions to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended June 30, 2026, the Fund did not make any reclassifications.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

● Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, convertible preferred stocks, and American Depositary Receipts (ADR’s), are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available or when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, such securities are valued as determined by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors (the “Board”). These securities are generally categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are generally categorized as Level 2 securities and valued on the basis of prices furnished by a pricing service. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026, based on the three levels defined previously:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communications	$10,962,859	$—	$—	$10,962,859
Consumer Staples	20,300,000	—	—	20,300,000
Energy	1,113,000	—	—	1,113,000
Financials	52,413,800	—	—	52,413,800
Health Care	100,691,378	—	—	100,691,378
Industrials	35,593,295	—	—	35,593,295
Materials	20,904,350	—	—	20,904,350
Technology	26,910,240	—	—	26,910,240
Utilities	74,652,400	—	—	74,652,400
U.S. Government Bonds U.S. Treasury Strips	—	14,596,358	—	14,596,358
Convertible Corporate Bonds Health Care	—	—	25,000	25,000
Money Market Funds	17,451,003	—	—	17,451,003
Total	$360,992,325	$14,596,358	$25,000	$375,613,683

In the absence of a listed price quote, or in the case of a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

●	Estimated remaining distributions

●	Estimated possible recoveries

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of June 30, 2026:

Quantitative Information about Significant Level 3 Fair Value Measurements
	Fair Value at June	Valuation	Unobservable
Asset Category	30, 2026	Techniques	Input(s)	Range
Convertible Corporate Bonds	$25,000	Asset Liquidation Analysis	Liquidation Proceeds	0.25%-0.75%

The significant unobservable inputs used in the fair value measurement of the convertible corporate bonds are third party bid & asked price and liquidation proceeds. Significant increases (decreases) in those inputs in isolation would have resulted in a significantly higher (lower) fair value measurement. Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

				Change in
	Balance as			unrealized			Transfer	Transfer	Balance
	of June 30,	Realized gain	Amortization	appreciation			in Level	out Level	as of June
	2025	(loss)	/ Accretion	(depreciation)	Purchases	Sales	3*(a)	3*(b)	30,2026
Convertible Corporate Bonds	$758,515	$(3,292,541)	$—	$2,945,735	$—	$(386,709)	$—	$—	$25,000
Total	$758,515	$(3,292,541)	$—	$2,945,735	$—	$(386,709)	$—	$—	$25,000

*	The amount of transfers in and/or out are reflected at the reporting period end.

(a)	Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board and are categorized as Level 3 inputs as of June 30, 2026.

(b)	Transfers out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2026, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2026.

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2026 was as follows:

Total Change in Unrealized
Appreciation (Depreciation)
Convertible Corporate Bonds	$311,676
Total	$311,676

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2026, cost of purchases and proceeds from maturities and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

		U.S. Government
	Other	Obligations
Purchases	$15,122,520	$—
Sales	$32,092,310	$—

NOTE E – RELATED PARTIES

Bruce & Co., Inc., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.30%	over $100,000,000

At June 30, 2026, R. Jeffrey Bruce was the beneficial owner of 42,027 Fund shares. R. Jeffrey Bruce is an officer of the Fund and the Adviser. The Fund pays two Independent Directors $8,000 per year.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including,

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities. Expenses incurred are reflected on the Statement of Operations.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE F – FEDERAL INCOME TAXES

At June 30, 2026, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross unrealized appreciation	$187,321,784
Gross unrealized depreciation	(2,636,614)
Net unrealized appreciation on investments	$184,685,170

Tax cost of investments	$190,928,513

The difference between book basis and tax basis of unrealized appreciation (depreciation) is primarily attributable to differences due to wash sales and defaulted bond accruals.

At June 30, 2026, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,394,815
Undistributed long-term capital gains	14,183,723
Unrealized appreciation on investments	184,685,170
Total accumulated earnings	$202,263,708

The tax character of distributions paid during the fiscal year ended June 30, 2026, and June 30, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$8,562,873	$10,491,449
Long-term capital gains	$12,402,695	$7,230,033
Total distributions paid	$20,965,568	$17,721,482

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. Adoption of the new standard impacted financial statement disclosures only and

Bruce Fund
Notes to the Financial Statements (continued)
June 30, 2026

did not impact the Fund financial positions or results of operations. For the fiscal year ended June 30, 2026, there were no material federal, state or local income taxes or any material income taxes in foreign jurisdictions paid by the Fund.

NOTE G – RESTRICTED SECURITIES

The Fund has acquired securities, the sale of which is restricted, through private placement. 100% of the restricted securities are valued according to fair value procedures approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE H – SECTOR RISK

If a fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of a Fund than would be the case if a Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in a Fund and increase the volatility of a Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of June 30, 2026, the Bruce Fund had 26.7% of the value of its net assets invested in stocks within the Health Care sector.

NOTE I – INDEMNIFICATIONS

The Fund indemnifies its officers and Board for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE J – SUBSEQUENT EVENTS

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Bruce Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bruce Fund, Inc. comprising Bruce Fund (the “Fund”) as of June 30, 2026, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operation for the year then ended and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended June 30, 2024, and prior, were audited by other auditors whose report dated August 29, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
August 20, 2026

Other Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2027 will show the tax status of all distributions paid to your account in calendar year 2026. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Dividend Income	88%

Qualified Business Income. The Funds designate the following percentage of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Business Income	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Funds’ calendar year 2026 ordinary income dividends, the following percentages qualifies for the corporate dividends received deduction.

Dividends Received Deduction	80%

For the year ended June 30, 2026, the Funds designate the following amounts in long-term capital gain distributions.

Long-Term Capital Gains Distributions	$12,402,695

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Change in the registrants independent public accountant. Attached hereto.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/2/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/2/2026

By	/s/ R. Jeffrey Bruce
R. Jeffery Bruce, Principal Accounting Officer

Date	9/2/2026